JPMorgan Realty Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2021 (Unaudited)

Investments	Shares (000)	Value ($000)
COMMON STOCKS — 99.5%

Apartments — 28.3%
American Campus Communities, Inc., REIT	910	47,098
American Homes 4 Rent, Class A, REIT	1,124	45,060
Camden Property Trust, REIT	390	64,513
Equity LifeStyle Properties, Inc., REIT	372	30,264
Essex Property Trust, Inc., REIT	57	19,192
Independence Realty Trust, Inc., REIT	430	10,524
Invitation Homes, Inc., REIT	1,734	70,136
Mid-America Apartment Communities, Inc., REIT	451	93,016
Sun Communities, Inc., REIT	455	85,874
UDR, Inc., REIT	740	41,999

		507,676

Diversified — 15.3%
American Tower Corp., REIT	79	20,817
CyrusOne, Inc., REIT	486	43,245
Equinix, Inc., REIT	197	159,912
VICI Properties, Inc., REIT	1,460	39,711
WP Carey, Inc., REIT	143	10,912

		274,597

Health Care — 5.1%
Healthcare Realty Trust, Inc., REIT	327	10,229
Ventas, Inc., REIT	1,020	47,859
Welltower, Inc., REIT	407	32,395

		90,483

Hotels — 8.4%
DiamondRock Hospitality Co., REIT*	3,481	30,323
Host Hotels & Resorts, Inc., REIT*	5,285	82,970
Pebblebrook Hotel Trust, REIT	1,781	37,314

		150,607

Industrial — 19.6%
Americold Realty Trust, REIT	299	9,766
Prologis, Inc., REIT	1,688	254,530
Rexford Industrial Realty, Inc., REIT	1,229	86,107

		350,403

Office — 7.5%
Alexandria Real Estate Equities, Inc., REIT	79	15,798
Cousins Properties, Inc., REIT	1,401	52,910
JBG SMITH Properties, REIT	759	21,083
Kilroy Realty Corp., REIT	689	44,445

		134,236

Regional Malls — 3.0%
Simon Property Group, Inc., REIT	346	52,889

Shopping Centers — 9.8%
Brixmor Property Group, Inc., REIT	1,452	33,023
Federal Realty Investment Trust, REIT	348	42,722
Kimco Realty Corp., REIT	4,450	99,768

		175,513

Storage — 2.5%
Public Storage, REIT	135	44,272

TOTAL COMMON STOCKS (Cost $1,195,610)		1,780,676

SHORT-TERM INVESTMENTS — 1.9%

INVESTMENT COMPANIES — 1.9%
JPMorgan Prime Money Market Fund Class IM Shares, 0.07%(a)(b)(Cost $34,230)	34,217	34,230

Total Investments — 101.4% (Cost $1,229,840)		1,814,906
Liabilities in Excess of Other Assets — (1.4)%		(24,903)

Net Assets — 100.0%		1,790,003

Percentages indicated are based on net assets.

JPMorgan Realty Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2021 (Unaudited) (continued)

Abbreviations
REIT	Real Estate Investment Trust
(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of November 30, 2021.
*	Non-income producing security.

JPMorgan Realty Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2021 (Unaudited) (continued)

(Dollar values in thousands)

A. Valuation of Investments – Investments are valued in accordance with U.S. generally accepted accounting principles (“GAAP”) and the Fund’s valuation policies set forth by, and under the supervision and responsibility of, the Board of Trustees of the Trust (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

J.P. Morgan Investment Management Inc. (the “Administrator”) has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Fund’s investments. The Administrator implements the valuation policies of the Fund’s investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Fund. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events, and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and, at least on a quarterly basis, with the AVC and the Board.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Fund are calculated on a valuation date.

Investments in open-end investment companies (“Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer-related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Fund’s investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.

•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following table represents each valuation input as presented on the Schedule of Portfolio Investments (“SOI”):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities(a)	$1,814,906	$–	$–	$1,814,906

(a)	Please refer to the SOI for specifics of portfolio holdings.

B. Investment Transactions with Affiliates — The Fund invested in Underlying Funds, which are advised by the Adviser. An issuer which is under common control with the Fund may be considered an affiliate. The Fund assumes the issuers listed in the table below to be affiliated issuers. Underlying Funds’ distributions may be reinvested into such Underlying Funds. Reinvestment amounts are included in the purchases at cost amounts in the table below.

For the period ended November 30, 2021
Security Description	Value at February 28, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)		Value at November 30, 2021	Shares at November 30, 2021	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 0.07%(a)(b)	$21,034	$555,595	$542,396	$(3)	$—	(c)	$34,230	34,217	$12		$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.10%(a)(b)	—	125,000	125,000	—	—		—	—	5		—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03%(a)(b)	—	39,021	39,021	—	—		—	—	—	(c)	—

Total	$21,034	$719,616	$706,417	$(3)	$—		$34,230		$17		$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of November 30, 2021.
(c)	Amount rounds to less than one thousand.